UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	March 26, 2008
PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-3922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 West Franklin, P.O. Box 638, Elkhart, Indiana	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(574) 294-7511

Formerly Located at 1800 South 14th Street, Elkhart, Indiana
(Former name or former address if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) Patrick Industries, Inc. (the “Company”) has announced the appointment of Darin R. Schaeffer, 41, as Vice President, Corporate Controller, and Principal Accounting Officer of the Company, effective March 26, 2008.

From September 2007 to March 26, 2008, Mr. Schaeffer served as the Company’s Corporate Controller. From 2005 to 2007, Mr. Schaeffer was a Corporate Controller for Utilimaster Corporation and served in a variety of roles, including plant controller, for Robert Bosch Corporation from 1996 to 2005.

Mr. Schaeffer is not a party to any transaction requiring disclosure under Item 401(d) or Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

DATE April 1, 2008	BY	/s/ Andy L. Nemeth
Andy L. Nemeth
Executive Vice President – Finance
Secretary-Treasurer, and Chief Financial Officer